Loans and borrowings	12 Months Ended
Mar. 31, 2025
Borrowings [abstract]
Loans and borrowings	Loans and borrowings

(EUR thousand)	As of March 31
Interest-bearing loans and borrowings from credit institutions	2025	2024
Long-term financing - Term loan facility	610,000	610,000
Capitalized financing fees - Term loan facility	(23,600)	(23,849)
Gain on terms modification - Term loan facility	(55,936)	—
Other bank loans	2,275	2,716
Total	532,740	588,867
Current portion	759	889
Non-current portion	531,981	587,978
Total	532,740	588,867

As of March 31, 2025 the fair value of the Term Loan facility amounts to EUR545.7 million, calculated by considering the principal amount, less financing costs, gains on modifications and original issue discount.
The fair value of other bank loans is not materially different to their carrying amounts, since their interest payable approximates the current market rates.
In November 2023, the Group entered into a Senior Facilities Agreement ("SFA"), with a maturity date of December 5, 2030, which comprises of a term loan of EUR610.0 million (the “Term Loan” or “Term Loan Facility”), fully drawn in December 2023, and a revolving credit facility of EUR97.5 million (the “Revolving Credit Facility” or “RCF”). The SFA is accompanied by a financial covenant that is based on a predetermined net leverage level and is being tested quarterly. The Group is required to have a Net Leverage Ratio, defined as the ratio of the outstanding indebtedness to the Group consolidated EBITDA for the twelve months ending each quarter end lower than 8x, provided that the outstanding revolving credit facility loan less the Group aggregate cash is greater than 40% of EUR97.5 million.
On June 6, 2024 the Group successfully completed the repricing of its 7-year term loan facility, by reducing the interest rate margin applicable to the Group by 100 basis points, while on December 6, 2024 the Group completed a second repricing of the term loan facility, by further reducing the interest rate margin, as detailed below:

Net Leverage Ratio	Original Term	New Term
> 3.30x	5.00%
≤ 3.30x > 2.80x	4.75%
≤ 2.80x	4.50%
> 2.00x		3.25%
≤ 2.00x		3.00%
All the other terms and conditions remained unchanged in both debt modifications.
During the financial year ended March 31, 2025 and as a result of the term loan modifications, the carrying value of the Term Loan was reduced by EUR55.9 million, with a corresponding gain recognized in the income statements. In addition, and in relation to the terms modifications, the Group incurred EUR3.1 million of transaction costs recorded in the statements of financial position as debt costs, out of which EUR0.8 million are considered incremental and directly attributable costs incurred to modify the term loan and depreciated over the life of the loan.
Security
First-ranking security has been provided in favor of the lenders under the SFA. This security includes pledges on the assets of material subsidiaries of the Group at the time of the conclusion of the transaction to the extent legally permitted and operationally practical. All debt being issued under the SFA ranks pari-passu.

(EUR thousand)	As of March 31
Security	2025	2024
Pledge of shares in consolidated companies	19,006	29,243
Pledge of receivables	—	36,775
Pledge of cash and cash equivalents	1,984	2,471
Other bank loans
With the acquisition of ShipUp that took place during the financial year ended March 31, 2023 the Group acquired a number of bank loans whose total outstanding balance was EUR2.3 million as of March 31, 2025 (EUR2.7 million as of March 31, 2024), of which EUR0.8 million of a short-term nature (EUR0.9 million as of March 31, 2024).
Bank overdrafts
Local credit facilities are available in certain jurisdictions and the facilities as of March 31, 2025 are limited to EUR3.5 million (EUR3.5 million as of March 31, 2024). None of these local overdraft facilities were drawn as of March 31, 2025 and as of March 31, 2024.